UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 20, 2022

Northwest Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-35737	94-3306718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4800 Montgomery Lane, Suite 800

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

(240) 497-9024

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value, $0.001 per share	NWBO	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

The discussion in Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Elimination of Series A Preferred Stock and Series B Preferred Stock

On July 20, 2022, Northwest Biotherapeutics, Inc. (the “Company”) filed a Certificate of Elimination with the Secretary of State of the State of Delaware with respect to the Company’s Series A Preferred Stock and Series B Preferred Stock pursuant to which both series were eliminated and returned to the status of authorized and unissued preferred shares of the Company, as there are no Series A or Series B Preferred shares outstanding. The full text of the Certificate of Elimination is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Certificate of Designations of Series C Preferred Stock

Also on July 20, 2022, the Company filed the Certificate of Designations for Series C Preferred Stock (the “Series C Certificate of Designations”) with the Secretary of State of the State of Delaware, setting forth the terms of the Series C Preferred Stock. The Series C Certificate of Designations, effective as of July 20, 2022, was created out of the authorized and unissued shares of preferred stock of the Company the Series C Preferred Stock, provides for ten million shares, par value $0.001 per share, and establishes the rights, preferences and privileges of the Series C. A copy of the Series C Certificate of Designations is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing does not purport to be a complete description of the Series C Certificate of Designations and is qualified in its entirety by reference to the full text of the Series C Certificate of Designations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Elimination of Series A Preferred Stock and Series B Preferred Stock.
3.2	Certificate of Designations of Series C Preferred Stock.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: July 26, 2022	By:	/s/ Linda Powers
Name: Linda Powers
Title: Chief Executive Officer and Chairman